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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 17, 2003
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                               The Midland Company
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             (Exact name of registrant as specified in its charter)


            Ohio                           1-6026                31-0742526
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)


                 7000 Midland Boulevard, Amelia, Ohio 45102-2607
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        Registrant's Telephone Number, including area code (513) 943-7100
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                                      N/A
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         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

        99.1 Press Release dated July 17, 2003, announcing results for the quarter ended June 30, 2003.*

        * This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.)

        The information contained in this Item 9 is provided pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," as contemplated by SEC Release Nos. 33-8176 and 33-8216.

        On July 17, 2003, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.1


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      The Midland Company
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                                                         (Registrant)

Date         July 17, 2003                           /s/ John I. Von Lehman
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                                                   Executive Vice President,
                                                  Chief Financial Officer and
                                                           Secretary